Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 1 In advance of our third quarter 2025 earnings call, we once again invited shareholders to share their questions on all things Clover Health. We’re grateful to those who took the time to engage with us and submit thoughtful questions. For this Q&A, we’ve selected a focused set of questions designed to offer deeper insight into our strategic direction. These were chosen from submissions received through our shareholder portal, as well as recurring themes from recent investor discussions and conferences. I want to extend my sincere thanks to everyone who participated. We view this ongoing supplemental Q&A as an important expression of our commitment to transparency and two-way communication. We look forward to continuing the dialogue, and as always, please don’t hesitate to reach out to our investor relations team with any follow-up questions. - Andrew Toy, Chief Executive Officer, Clover Health Use of Non-GAAP Measures These responses use non-GAAP (“Generally Accepted Accounting Principles”) financial metrics, which should not be considered as a substitute for financial measures computed in accordance with GAAP. Please see our third quarter 2025 earnings results here, which includes our full results as well as reconciliations to comparable GAAP financial metrics, and which is available at investors.cloverhealth.com.

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 2 Third Quarter 2025 Shareholder Q&A 1.) What drove the medical cost pressures during the third quarter 2025 results? We saw elevated utilization across all cohorts, consistent with broader industry trends, with pressures more pronounced within new member cohorts. The impact was amplified by a larger proportion of new members compared to a smaller returning base, creating margin pressure. As a reminder, we’re very proud of Clover’s care platform and its ability to control costs. However, that means we are more exposed to risk fluctuation in our new membership as they definitionally have not yet come under our full care management. Given the third quarter was impacted by claims development related to the first half of 2025, it’s also important to view our results on a year-to-date basis where our underlying incurred Part C medical cost trend was 4% year-over-year, excluding pharmacy, while absorbing 35% new membership growth. We view this cost trend as a solid result relative to the broader market and our growth rate, though it was higher than initial expectations. It’s also important to note that roughly half of our new members have already come under CA coverage year-to-date, setting us up well with this cohort for next year. With our expected strong retention in this year’s AEP for the 2026 plan year, as these new members mature into returning cohorts next year and we bring more members under CA-powered care, we expect outcomes and cost performance to normalize toward our historically strong, and positive contribution-profit generating, returning-member cohort profile. 2.) Given 2025, why do you expect 2026 to be any different? We believe 2026 is fundamentally different from 2025. We enter the year with a: • 4 Star payment year, • Favorable Part C rate update, • Higher Part D Direct Subsidy payment, • Continued focus on increasing Clover Assistant coverage and PCP adoption, • Strong expected retention of larger returning member cohorts. These tailwinds give us strong conviction that we will have a larger base of profitable returning members and greater ability to increase Adjusted EBITDA profitability in 2026. Our 2026 bids were built using cost trend assumptions consistent with the industry and a disciplined, conservative approach, so current year experience allows us to be confident in our bid. We also now have detailed data on our 2025 new member cohorts, their utilization patterns, and a better understanding of Clover Assistant’s impact on new cohorts, which allows us to plan

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 3 with greater precision. Combined with our tailwinds, these dynamics give us confidence to manage our growth next year, and support continued profitability expansion in 2026 as our cohorts mature under Clover Assistant management. 3.) How is Clover thinking about growth discipline and market expansion heading into 2026, given the 2025 experience of faster-than-expected new member growth? We anticipate entering 2026 with a larger, profitable returning-member cohort that provides a strong foundation for continued, disciplined growth. We also expect a meaningful improvement in cohort PMPMs and contribution profit driven by the following tailwinds: • 4 Star payment year, • Favorable Part C rate update, • Higher Part D Direct Subsidy payment, • Continued focus on increasing Clover Assistant coverage and PCP adoption, • Strong expected retention of larger returning member cohorts. Combined with the confidence we have in our 2026 bids, we believe these factors fundamentally change the contribution profit profile of our member cohorts performance, and we expect notable improvement in both the new and returning cohorts highlighted in our recent investor deck (page pasted below). For 2026, we have refined our growth strategy to focus on markets where we have strong Clover Assistant coverage and physician CA engagement, a sizable expected returning member cohort, and where we have our home care presence for our most acute members. We have also adjusted our distribution mix to prioritize lower-cost, higher-quality growth channels and implemented more precise targeting to drive sustainable, profitable growth. Given the disruption in the broader market, we believe we can grow how we want and spend less on marketing and commission costs. This approach positions us to balance continued market share gains with predictable financial performance, supported by a growing base of profitable returning members and expanded CA penetration.

Clover Health

Clover Health (Nasdaq: CLOV)
Third Quarter 2025 Supplemental Q&A
November 12, 2025

Clinical Model Drives Strong Cohort Performance (continued)

Clover Health


Contribution Profit (Loss) ($PMPM)(1)
$217
($110)
New Member
Returning Member
3Q25 YTD
2026 Expected

Strong returning cohort performance expected to improve, reinforcing confidence to drive future earnings growth & margin expansion in 2026 & beyond

(1) Represents incurred contribution profit (loss) for new and returning member types, per member per month year-to-date as of the period ended September 30, 2025. Contribution profit (loss) calculated taken the cohort Gross Profit less the member acquisition costs and variable SG&A on a per member per month (PMPM) basis.

7

4.) What drove the PPO Star rating decline and what is Clover doing about it?

Clover remains the top-rated PPO plan in the country on HEDIS clinical quality measures (with a score of 4.72 for its PPO plans), and our focus remains on driving better patient outcomes. Our overall Star Rating was impacted, in significant part, by low scores in pharmacy-specific measures, which we believe do not fully capture the quality and outcomes we deliver. For example, the Star Rating methodology relies on flawed measures of medication dispensing that CMS admits do not account for whether patients appropriately take medications as directed by their physicians. Additionally, the Star Rating methodology over weights member experience survey measures that often face low response rates and patient recall bias, as well as administrative processes rather than actual clinical outcomes and health improvements.

Given the current framework, we are implementing a series of pharmacy management enhancements for 2026, including stronger medication adherence programs, improved coordination with our pharmacy benefit manager (PBM) and expanded member outreach initiatives. These actions are designed to improve pharmacy-related Star measures, strengthen our overall quality profile, and ensure that our Star ratings better reflect the clinical excellence already demonstrated in our HEDIS results.

5.) If Clover Assistant is really driving great results, why are your Stars not higher?

November 12, 2025 4

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 5 The best indicator of clinical performance is HEDIS, and Clover’s PPO powered by Clover Assistant ranks number one in the nation on HEDIS clinical quality measures. This further shows the care model is working. It is important to understand that CMS Star Ratings are not a direct measure of healthcare quality. The current rating system also gives weight to non-clinical factors such as administrative processes, member surveys, and pharmacy adherence metrics. Many of these factors are only loosely correlated with true clinical outcomes. Our view is that healthcare quality should be defined by how well members’ conditions are identified, treated and managed, and by how effectively care is coordinated across the system. On those measures, Clover Assistant continues to excel. While we work to improve in all areas of Stars, we also continue to advocate for a framework that more accurately reflects clinical quality and real-world health outcomes. In the meantime, we are strengthening Stars performance through targeted pharmacy initiatives, member experience programs, and deeper provider engagement, all supported by the real-time insights delivered through Clover Assistant. 6.) What is Clover doing to improve its customer service related Stars measures? Our customer service survey results this year were disappointing, and we’re addressing them directly. We’ve already launched a set of targeted initiatives to strengthen customer service and improve our Stars measures. Clover has grown rapidly and maintained strong retention, which shows our members value their care experience. As we continue to scale, improving customer service will remain a key area of focus and execution. 7.) How is Clover forecasting membership growth in light of the recent Star Ratings downgrade? Do you anticipate any headwinds in retention or acquisition as a result? We’ve proven we can grow significantly in 3.5 Star rating years, delivering membership growth of more than 30% this year. Our members choose Clover for affordability, choice, and broad PPO access, not Stars alone. Voluntary retention remains in the mid-90% range, and our 2026 benefits and pricing were built to keep that stability. With many competitors pulling back, especially in PPOs, we see continued opportunity for disciplined, profitable share gains in our core markets where Clover Assistant coverage and home care presence are strongest. 8.) How has the moat of the business in terms of CA changed over the last 12-24 months?

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 6 We believe Clover Assistant’s moat has strengthened meaningfully. Over the past two years, we have expanded Clover Assistant’s capabilities with new AI-driven features such as clinical scribing and generative AI, while continuing to enhance our already strong real-time clinical recommendation engine. We’ve also published several white papers demonstrating Clover Assistant’s ability to enable PCPs to improve outcomes for members with chronic conditions such as diabetes, chronic kidney disease (CKD), chronic obstructive pulmonary disease (COPD), and congestive heart failure (CHF), both across the board, and in socioeconomically disadvantaged communities, specifically. Clover Assistant has always possessed a uniquely strong moat rooted in its ability to enable better clinical results, and industry-leading quality performance. These independent proof points continue to reinforce that strength, which fuels our ongoing Adjusted EBITDA profitability and differentiation in the market. 9.) Can you provide us with any examples of Counterpart Health success stories that you’ve seen so far since offering launch? Counterpart Health continues to show strong momentum across its third-party partnerships. Early client feedback and outcome data are consistent with expectations, demonstrating clinical impact, strong market fit, and commercial scalability as we expand across provider groups, risk- bearing entities and plan partners. Here are a couple examples from our implementations: • Once a practice is signed up for Counterpart Assistant, clinicians typically go-live on the platform within days, after brief training and onboarding sessions. • Given Counterpart Assistants ease of use and streamlined ability to integrate within existing workflows, from pitch to ‘go-live’ we believe we’re able to implement our platform significantly faster than competitors. • In a recent implementation, we received clinician feedback that they have “seen a lot of these software tools, and this is by far the best one. You can tell it was designed by doctors because it's easy to use.” 10.) Elaborate on the CPH new hires and the relationship of that with the growth plan for Counterpart Health? We are entering an exciting next phase for Counterpart Health, moving from product-market fit to scaling with growth. To capture this opportunity, we have brought in top commercial, clinical and operational leaders to help build an organization ready to meet the growing demand for our technology.

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 7 These leaders are expanding our reach with health plans, provider groups, and risk-bearing entities, driving execution across enterprise sales, implementation, and partner success. We believe the opportunity ahead is significant. Counterpart is resonating with partners because it fills a major gap in the market while empowering physicians with AI-powered tools that improve care quality and performance. These hires position us to meet that demand, scale rapidly and extend the reach of Counterpart Assistant across the broader healthcare ecosystem. 11.) Do you foresee a future where practitioners will be replaced by fully autonomous AI Agents and when would that be? Is this Counterpart’s ambition? Not at all. Doctors bring the human insight and empathy AI can’t, and our technology amplifies those strengths. AI should empower doctors, not replace them. That’s our philosophy and the foundation of Counterpart Health. Counterpart Assistant is built to empower physicians to better identify and manage disease earlier, drive better clinical recommendations, reduce administrative burden, and help physicians focus on patient care. It brings advanced data and personalized insights to every physician – enabling consistent, high-quality care across all settings. Our goal is to use AI as a force multiplier for clinicians, improving access, quality, and efficiency throughout the healthcare system. We believe the most powerful form of AI in healthcare is one that augments human expertise, not substitutes for it. 12.) In the recent Counterpart Health PR regarding HEDIS, you mentioned that it is now available for third parties. Is that different from the broader Counterpart Assistant offering? The announcement reflects how Counterpart Health is evolving to meet growing enterprise demand. The first version was built for value-based providers, and following strong product– market fit with larger organizations, we developed an enterprise offering designed for larger- scale health plan payors and systems. This new enterprise offering builds on the prior foundation, addressing not only total cost of care management, but also the broader needs of enterprise partners focused on improving HEDIS performance through Counterpart Assistant, beyond the point of care. Building on the same infrastructure that powers Counterpart Assistant, we’re now offering enhanced data ingestion and AI-powered HEDIS abstraction tools to payor and enterprise partners. This extension enables health plans and enterprise customers to improve quality and

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 8 Stars performance using the same technology behind Clover’s top-tier HEDIS results and represents the start of broader enterprise offerings under the Counterpart brand. 13.) How does Clover expect Counterpart to impact consolidated gross margin and EBITDA over time? Our aspiration is for Counterpart Health to ultimately become an equally profitable business and a true peer to our Medicare Advantage plan, over time. The model is asset-light, high-margin, and recurring by design, creating meaningful operating leverage as it scales. As more enterprise partners deploy Counterpart and more physicians use Clover Assistant across broader populations, we expect it to be a growing contributor to revenue, profitability, and diversification of Clover’s overall business mix. 14.) When will you begin consistently sharing your Counterpart Health pipeline? We believe Counterpart Health has now proven product-market fit, and we are seeing significant momentum as the pipeline continues to build and progress. The level of interest from health plans, provider groups, and risk-bearing entities has been strong, especially as organizations look for scalable technology to improve both total cost of care and quality performance. Right now, we are focused on moving from product-market fit to growth. The pipeline is exciting, but we are not yet in the rinse-and-repeat phase where consistent metrics would be meaningful to report. We are continuing to invest in our go-to-market organization to support this next stage, and once we reach that steady-state rhythm, we expect to share more about pipeline detail and financial contribution. 15.) When will Clover Health show GAAP Net income profitability? We expect to achieve full-year GAAP Net Income profitability in 2026. This outlook is supported by: • Strong returning member retention, • A larger base of profitable returning members powered by Clover Assistant, • The financial benefit of a 4 Star payment year, • Favorable Part C rate update, • Higher Part D Direct Subsidy payment, • Continued operating leverage as SG&A efficiency improves with scale.

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 9 We believe that the maturity of our member cohorts and the scalability of Clover Assistant provide a strong foundation for achieving this profitability milestone and reinforce our confidence in the long-term earnings potential of our model. Forward-Looking Statements This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding future events and Clover Health's future results of operations, financial condition, market size and opportunity, business strategy and plans, and the factors affecting our performance and our objectives for future operations. Forward-looking statements are not guarantees of future performance and you are cautioned not to place undue reliance on such statements. In some cases, you can identify forward looking statements because they contain words such as "may," "will," "should," "expects," "plans," "anticipates," "going to," "can," "could," "should," "would," "intends," "target," "projects," "contemplates," "believes," "estimates," "predicts," "potential," "outlook," "forecast," "guidance," "objective," "plan," "seek," "grow," "if," "continue" or the negative of these words or other similar terms or expressions that concern Clover Health's expectations, strategy, priorities, plans or intentions. Forward-looking statements in this press release include, but are not limited to, the following: statements under "Financial Guidance" and “2026 Financial Outlook” and statements regarding expectations relating to potential improvements in revenues, operating and medical expenses, Adjusted SG&A, Insurance BER, and the number of Clover Health's Insurance members, as well as the statements contained in the quotations of our executive officers, and other expectations as to future performance, operations and results (including our guidance for full year 2025). Statements regarding our Adjusted EBITDA profitability, Adjusted Net income and GAAP Net Income profitability are also forward-looking, and are based on our current targets which are preliminary and are derived from our 2025 financial guidance. These statements are subject to known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to differ materially from results expressed or implied by forward-looking statements in this press release. Forward- looking statements involve a number of judgments, risks and uncertainties, including, without limitation, risks related to: our expectations regarding results of operations, financial condition, and cash flows; our expectations regarding the development and management of our business; any current, pending, or future legislation, regulations or policies that could have a negative effect on our revenue, profit margins, cash flows and business, including rules, regulations and policies relating to healthcare, Medicare generally and medical loss ratios; our ability to successfully enter new service markets and manage our operations; anticipated trends and challenges in our business and in the markets in which we operate; our ability to effectively manage our beneficiary base and provider network; our ability to maintain and increase adoption and use of Clover Assistant, including the expansion and growth of Clover Assistant

Clover Health (Nasdaq: CLOV) Third Quarter 2025 Supplemental Q&A November 12, 2025 November 12, 2025 10 for external payors and providers under the brand name Counterpart Assistant; the anticipated benefits associated with the use of Clover Assistant, including our ability to utilize the platform to manage our medical expenses; our ability to maintain or improve our Star Ratings or otherwise continue to improve the financial performance of our business; our ability to develop new features and functionality that meet market needs and achieve market acceptance; our ability to retain and hire necessary employees and staff our operations appropriately; the timing and amount of certain investments in growth; the outcome of any known and unknown litigation and regulatory proceedings; our ability to maintain, protect, and enhance our intellectual property; general economic conditions and uncertainty; persistent high inflation and fluctuating interest rates; and geopolitical uncertainty and instability. Additional information concerning these and other risk factors is contained under Item 1A. “Risk Factors” in our most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (the "SEC") on March 3, 2025, as such risks may be updated in our subsequent filings with the SEC. The forward-looking statements included in this press release are made as of the date hereof. Except as required by law, Clover Health undertakes no obligation to update any of these forward-looking statements after the date of this press release or to conform these statements to actual results or revised expectations.